Exhibit 10.4

LINE OF CREDIT AGREEMENT

This Line of Credit Agreement (“Agreement”), dated as of November 10, 2008, is entered into by and between Key Ovation, LLC (“Lender”), and IdentiPHI, Inc., a Delaware corporation (“Borrower”).

RECITALS

WHEREAS, Lender has agreed to lend to Borrower up to One Million Dollars ($1,000,000) and Borrower has agreed to borrow up to the amount of such funds on the terms set forth below.

NOW, THEREFORE, the parties hereto agree as follows:

1. LINE OF CREDIT.

1.1 Credit Line. Upon execution of this Agreement and subject to the terms hereof, Lender agrees to make available to Borrower a committed line of credit equal to One Million Dollars ($1,000,000) (the “Credit Line”).

1.2 Advances. “Advances” shall mean funds advanced to Borrower by Lender under the Credit Line. The aggregate amount of the Advances shall not exceed the Credit Line, and each Advance shall be at Borrower’s sole discretion; provided, however, that aggregate Advances may not exceed $100,000 during any one calendar month period. Each Advance shall be made by Lender within ten (10) Business Days (as defined in the Notes) of receipt of an executed draw down request from Borrower in the form of Exhibit A attached hereto (a “Draw Down Request”).

1.3 Issuance of Notes. All Advances made from time to time shall be evidenced by promissory notes in the form of Exhibit B attached hereto (each, a “Note” and, together, the “Notes”) and shall be repaid in accordance with the terms thereof.

1.4 Interest. Interest shall accrue with respect to the principal amount of each Advance from the date of such Advance until such principal is fully paid or converted, at eight percent (8.0%) simple interest per annum (computed on the basis of a 365- day year, based upon the actual days elapsed).

1.5 Payment. All unpaid principal of each Note, together with the balance of accrued but unpaid interest and other amounts payable under each Note, shall be due and payable on demand at any time upon and after the earlier of (a) the one year anniversary of the issuance of such Note, or (b) the occurrence of an Event of Default (as defined in the Notes). All payments shall be made in lawful money of the United States of America at the principal office of Borrower, or at such other place as Lender may from time to time designate in writing to Borrower. Borrower may prepay all or any portion of the Notes at any time in accordance with the provisions of the Notes.

1.6 Optional Conversion. Lender shall have the right, at Lender’s option, at any time prior to payment in full of the principal balance of each Note, to convert the unpaid principal and accrued but unpaid interest under such Note, in whole or in part, into shares of Borrower’s common stock (the “Conversion Shares”). The number of Conversion Shares to be issued upon such conversion shall be equal to the number obtained by dividing (i) the total amount of unpaid principal and accrued but unpaid interest being converted under the subject Note on the date of conversion by (ii) $0.18.

1.7 Failure to Make an Advance. Lender’s failure to make an Advance within ten (10) Business Days of receipt of an Executed Draw Request shall constitute a breach of this Agreement.

1.8 Warrants. Upon Borrower’s receipt of each Advance, Borrower shall issue to Lender a common stock purchase warrant, in substantially the form of Exhibit C attached hereto (each, a “Warrant” and, together, the “Warrants”), which Warrant shall entitle Lender to purchase a number of shares of Borrower’s common stock equal to 50% of the principal amount of such Advance divided by 0.18, at an exercise price of $0.18 per share.

1.9 Cancellation of Credit Line. Borrower may cancel all or any portion of the unborrowed amounts of the Credit Line by delivery to Lender of a Notice of Cancellation in the form of Exhibit D attached hereto. In addition, any prepayment by Borrower, or any conversion by Lender, of any amount due under a Note shall automatically constitute a cancellation of the amount prepaid or converted and of such prepaid or converted Note.

1.10 Qualifying Financing. Lender, at its option, may suspend its obligations to make any further Advances after January 31, 2009, if Borrower has not, after the date hereof, completed an equity and/or debt financing (or series of financings) for aggregate gross proceeds to Borrower of at least $1.7 million (a “Qualifying Financing”) by delivery of written notice of such suspension to Borrower at least ten (10) Business Days prior to the effective date of such suspension. In the event Lender suspends its obligations to make further Advances pursuant to this Section 1.10, Lender’s obligations to make further Advances shall be automatically resumed upon the completion of a Qualifying Financing by Borrower after January 31, 2009.

2. ACCELERATION. If any Event of Default shall occur and be continuing: (a) Lender’s obligations to make any Advances shall be suspended; and (b) Lender, at its option, may, by notice to Borrower, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable pursuant thereto to be forthwith due and payable, whereupon all unpaid principal of the Notes, all such accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

3. TERMINATION.

3.1 Termination. This Agreement shall terminate on October 31, 2009 (the “Termination Date”), unless earlier terminated pursuant to Section 3.2. In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Lender or Borrower or their respective officers, directors, stockholders, members, managers or affiliates; provided, however, that the provisions of this Section 3.1 and Section 4 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

3.2 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Termination Date by the mutual written consent of Lender and Borrower.

4. MISCELLANEOUS.

4.1 Notices. All notices which any party to this Agreement may be required or may wish to give may be given by addressing them to the other party at the addresses set forth below by: (a) personal delivery, (b) by commercial overnight courier with written verification of actual receipt, (c) by registered or certified mail, or (d) by facsimile with receipt confirmed:

If to Lender:	Key Ovation, LLC
2111 West Braker Lane
Austin, Texas 78758
Attention: President
Fax: (512) 795-9997

With a copy to:

Akin & Almanza, Attorneys and Counselors
2301 Capital of Texas Highway South, Building H,
Austin, Texas 78746
Attention: Rick Akin, Esq.
Fax: (512) 478-7151

If to Borrower:	IdentiPHI, Inc.
13809 Research Blvd., Ste 275
Austin, Texas 78750
Attention: Chief Executive Officer
Fax: (512) 492-6225

With a copy to:

DLA Piper LLP
701 Fifth Avenue, Suite 7000
Seattle, WA 98104-7044
Attention: Michael Hutchings, Esq.
Fax: (206) 839-4801

If so mailed or otherwise delivered, such notices shall be deemed and presumed to have been given on the earlier of the date of actual receipt or three (3) days after mailing or authorized form of delivery.

4.2 Governing Law. This Agreement shall be construed in accordance with, and the rights of the parties shall by governed by, the law of the State of Texas. Venue for any action arising out of this Agreement shall be Travis County, Texas.

4.3 Waiver. Lender’s acceptance of partial or delinquent payments or failure to enforce or delay in enforcing any right shall not waive or release any obligation of Borrower or right of Lender, or modify this Agreement or the Notes, or waive any default.

4.4 Amendment. This Agreement may not be amended or modified except by a written instrument signed by both Borrower and Lender.

4.5 Entire Agreement. This Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to this Agreement and supersede all prior agreements, understandings, offers and negotiations, oral or written.

4.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Any party may execute this Agreement by facsimile signature, which shall be deemed to constitute an original for all purposes.

4.7 Assignment. No party shall assign this Agreement or any part hereof, interest herein, right or obligation hereunder without obtaining in each instance the prior written consent of the other party.

4.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

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IN WITNESS WHEREOF, the undersigned have executed this Line of Credit Agreement as of the date first above written.

BORROWER:

IdentiPHI, Inc.

By:

LENDER:

Key Ovation, LLC

By:

1

EXHIBIT A

DRAW DOWN REQUEST FORM

TO:	KEY OVATION, LLC	DATE:

FROM:	IDENTIPHI, INC.

The undersigned represents and warrants on behalf of IdentiPHI, Inc. that as of the date hereof there has been no Event of Default under the Line of Credit Agreement between IdentiPHI, Inc. and Key Ovation, LLC, dated as of November       , 2008 (the “Line of Credit Agreement”).

REQUESTED BY:
AUTHORIZED SIGNER’S NAME

AUTHORIZED SIGNATURE:

IdentiPHI, Inc. hereby requests an advance of the below referenced amount under Section 1.2 of the Line of Credit Agreement.

REQUESTED TRANSACTION TYPE	REQUEST DOLLAR AMOUNT
PRINCIPAL INCREASE (ADVANCE)	$

OTHER INSTRUCTIONS:

Exhibit A

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

Exhibit B

EXHIBIT C

FORM OF WARRANT

Exhibit C

EXHIBIT D

NOTICE OF CANCELLATION

TO:	KEY OVATION, LLC	DATE:

FROM:	IDENTIPHI, INC.

AUTHORIZED SIGNATURE:

IdentiPHI, Inc. hereby makes payment of the amount specified below and/or requests the cancellation of Key Ovation, LLC’s commitment to advance additional funds under the Line of Credit Agreement between IdentiPHI, Inc. and Key Ovation, LLC, dated as of November       , 2008.

REQUESTED TRANSACTION TYPE	REQUEST DOLLAR AMOUNT
CANCELLATION OF COMMITMENT	$

OTHER INSTRUCTIONS:

Exhibit D